UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2016

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ERICKSON INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200 Portland, Oregon 97239
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 10, 2016, Erickson Incorporated (“Erickson” or the “Company”) received a deficiency letter (the “Notification Letter”) from the staff of The NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that in accordance with Listing Rules 5101, 5110(b), and IM51011, the staff of NASDAQ has determined that the Company’s common stock will be delisted from NASDAQ.

According to the Notification Letter, the delisting is a consequence of: (i) the filing by the Company and its subsidiaries of voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) for reorganization under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) and associated public interest concerns raised by the filing; (ii) concerns regarding the residual equity interest of the existing listed securities holders; and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on The NASDAQ Stock Market. The Chapter 11 cases are being jointly administered under the caption “In re Erickson Incorporated, et al”, Case No. 16-34393 (the “Chapter 11 Cases”).

Given the continued listing requirements, the early status of the bankruptcy case and the demands the bankruptcy case has posed on the Company’s resources, the Company does not plan to appeal the NASDAQ staff’s determination to delist the Company’s common stock. Accordingly, trading of the Company’s common stock will be suspended at the opening of business on November 21, 2016, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s common stock from listing and registration on NASDAQ.

After the Company’s common stock is delisted by NASDAQ, it may trade on the OTC Markets Group Inc. (the “Pink Sheets”) or the OTC Bulletin Board (“OTCBB”). The Company’s common stock will be eligible for trading only on the Pink Sheets unless and until it is eligible for trading on the OTCBB. OTCBB trading may occur only if a market maker applies to quote the Company’s common stock; however, a potential market maker’s application to quote the Company’s common stock on OTCBB will not be cleared unless the Company is current in its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). There is no assurance that the Company will be current in its reporting obligations, that any market maker will apply to quote the Company’s common stock or that the Company’s common stock will become eligible to trade on the OTCBB.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 16, 2016	Erickson Incorporated

		By:	/s/ David Lancelot
David Lancelot
Chief Financial Officer